Common Stock	3 Months Ended
Mar. 31, 2019
Equity [Abstract]
Common Stock

Note 6. Common Stock

On February 1, 2019, the Company sold 5,000 shares at $2.00 per share to one investor in a private offering.

A dividend of common stock was authorized to the shareholders per the preferred shares designation on March 31, 2019. The dividend resulted in an issuance of 14,130 shares of stock with a value of $28,260.